UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2023

Primis Financial Corp.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-33037	20-1417448
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1676 International Drive, Suite 900
McLean, Virginia		22101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 703 893-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK	FRST	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On October 26, 2023, Primis Financial Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report its financial results for the third quarter of 2023 within a press release (the “Original Press Release”) furnished as Exhibit 99.1 in the Original Report. The Original Report also included presentation materials (the “Original Investor Presentation”) furnished as Exhibit 99.2 in the Original Report that the Company prepared for use in presentations about the Company’s operations and performance.

The Company is filing this Current Report on Form 8-K/A as Amendment No. 1 (this “Amendment”) to the Original Report to include the Company’s amended earnings release (the “Amended Press Release”) in its Item 2.02 disclosure and the Company’s amended presentation materials (the “Amended Investor Presentation”) in its Item 7.01 disclosure. The Amended Press Release and the Amended Investor Presentation replace the Original Press Release and the Original Investor Presentation, respectively, in their entirety. This Amendment does not amend, modify, or supplement the Original Report in any other respect.

Item 2.02 Results of Operations and Financial Condition.

On November 9, 2023, the Company issued a press release announcing its amended financial results for the three months ended September 30, 2023. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The Company has prepared presentation materials that management intends to use from time to time hereafter in presentations about the Company’s operations and performance. The Company may use such presentation materials, possibly with modifications, in presentations to current and potential investors, analysts, lenders, business partners, acquisition candidates, customers, employees and others with an interest in the Company and its business.

A copy of the presentation materials is furnished as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference. It is also available on the Company’s website at www.primisbank,com. Materials on the Company’s website are not part of or incorporated by reference into this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K/A, including Exhibit 99.1 and 99.2 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated November 9, 2023

99.2	Primis Financial Corp. Third Quarter 2023 Investor Presentation

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primis Financial Corp.

Date:	November 9, 2023	By:	/s/ Matthew A. Switzer
Matthew A. Switzer
Chief Financial Officer